CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Semiannual Report for Laudus Trust (the “Fund”) on Form N-CSRS for the period ended September 30, 2024 (“periodic report”), each of the undersigned, being the Principal Executive Officer and Principal Financial Officer, respectively, hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The periodic report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Fund for the period presented therein.

/s/ Omar Aguilar	Date:	November 15, 2024
Omar Aguilar
Principal Executive Officer (Chief Executive Officer)

/s/ Dana Smith	Date:	November 15, 2024
Dana Smith
Principal Financial Officer (Chief Financial Officer)

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSRS with the Commission.